Ex-99.2

First Quarter 2006 Results

April 26, 2006

This presentation contains "forward-looking statements" within the meaning of the federal securities laws.  These forward-looking statements reflect management’s current views with respect to future events and are subject to risks and uncertainties.  Factors and uncertainties that could cause our actual results to differ significantly from the results discussed in the forward-looking statements include, but are not limited to: general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; the availability and price of raw materials we use; fluctuations in the cost of purchased energy; fluctuations in the costs we incur to transport the raw materials we use and the products we manufacture; assumptions related to pension and post-retirement costs;
assumptions related to accounting for impaired assets; the collectibility of loans and accounts receivable and related provisions for losses; competitive actions by other companies; changes in laws or regulations and actions or restrictions of regulatory agencies;
the accuracy of certain judgments and estimates concerning our integration of acquired operations; our ability to execute certain strategic and business improvement initiatives; and
other factors, many of which are beyond our control.  Our actual results, performance, or achievement could differ materially from those expressed in, or implied by, these forward-
looking statements, and accordingly, we can give no assurances that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. We expressly disclaim any obligation to publicly revise any forward-looking statements contained in this release to reflect the occurrence of events after the date of this presentation.

First Quarter Results

Note: Per share results for 1st qtr. 2005 adjusted to reflect a two-for-one stock split on April 1, 2005

TIN

3

   Repurchased 1.5 million shares during 1st qtr. 2006

    The adoption of SFAS 123(R) for 2006 stock awards resulted in the acceleration of $7 million in pre-tax share-based compensation expenses ($0.04 per share, after-tax) into first quarter 2006

$     76

$    45

$     24

Net Income

Diluted EPS

$  0.67

$ 0.39

$  0.21

1st Qtr

2005

4th Qtr

2005

1st Qtr

2006

First Quarter Results (cont’d)

Net income per dil. share                                          $          0.67                  $     0.39                            $      0.21

Special items                                                                                                           0.02            0.13                                    0.09

Net income per dil. share                                         $      0.69        $       0.52                            $    0.30

excluding special items

                                                                                                                                        1st Qtr                      4th Qtr

                                                                                                               2006                    2005             2005

4

Note: Per share results for 1st qtr. 2005 adjusted to reflect a two-for-one stock split on April 1, 2005

1st qtr. 2006 after-tax special charges – $2 million, ($0.02) per share

            - Elimination of wholesale mortgage operation

First Quarter Segment Results

Operating Income

    (millions)

5

Note: We have reclassified prior period segment operating income to reflect the classification of the new business segment, real estate.

    Corrugated Packaging

    Forest Products

    Real Estate

    Financial Services

82

26

$  40

49

42

51

9

16

51

52

$ 50

$  (3)

$197

$152

$116

1st Qtr
  2006

1st Qtr
  2005

4th Qtr
  2005

Corrugated Packaging

Operating income

           (millions)

6

Price

           -  1st qtr. 2006 avg. box price down $9/ton vs. 1st qtr. 2005 avg.

           -  1st qtr. 2006 avg. box price up $25/ton vs. 4th qtr. 2005 avg.

           -  April 2006 avg. box price up approx.  $18/ton vs. 1st qtr. 2006 avg.

        and up approx. $50/ton vs. low point in 4th qtr. 2005; prices are anticipated to continue to increase during 2nd qtr. 2006

           -  Additionally, third box price increase reflecting the recent $50/ton increase in linerboard will begin to be implemented in late 2nd qtr. 2006

$ 40

$    50

$ (3)

1st Qtr
  2006

1st Qtr
  2006

4th Qtr
  2005

Corrugated Packaging (Cont’d)

TIN Box Volumes

(3.2%)

(0.3%)

Volume Per

Workday Basis

3.2%

1st qtr. 2006 vs. 4th qtr.  2005

1.0%

1st qtr. 2006 vs. 1st qtr.  2005

Actual

Closed four box plants since 1st qtr. 2005 –
Antioch, Atlanta, Louisville and Newark

Corrugated Packaging (Cont’d)

Freight

Freight costs up $11 million vs. 1st qtr. 2005, and up
$3 million vs. 4th qtr. 2005

Energy

Energy costs up $9 million vs. 1st qtr. 2005, but
down $7 million vs. 4th qtr. 2005

Current natural gas prices down $1.25 / MMBtu
compared with 1st qtr. 2006 avg. price of
$9.00/MMBtu

Corrugated Packaging (Cont’d)

Recycled Fiber

-         Recycled fiber costs down $30/ton vs. 1st qtr.
              2005 and down $7/ton vs. 4th qtr. 2005

Scheduled annual outages, principally Orange, TX
mill during 2nd qtr. 2006

-         $7 million negative impact vs. 1st qtr. 2006 from
              reduced production and higher costs

Forest Products

Operating income

Lumber

-  Average price down $7 vs. 1st qtr. 2005, and down

-  Volume up 13% vs. 1st qtr. 2005 and up 13% vs.

-  Current prices down $7 vs. 1st qtr. 2006 avg. price

10

Note: We have reclassified prior period segment operating income to reflect the classification of the new business segment, real estate.

1st Qtr
  2005

4th Qtr

  2005

$ 52

1st Qtr
2006

$ 51

$ 82

(millions)

$1 vs. 4th qtr. 2005

4th qtr. 2005

Forest Products (Cont’d)

Gypsum

-  Average price up $46  vs. 1st qtr. 2005 and up $15

-  In January 2006, we acquired our partner’s 50%

11

vs. 4th qtr. 2005

interest in Standard Gypsum LP

-  Adjusted for the acquisition of Standard Gypsum
   in 1st qtr. 2006, volume up 12% vs. 1st qtr. 2005,
   and up 13% vs. 4th qtr. 2005

Forest Products (Cont’d)

Particleboard

-  Average price down $10 vs. 1st qtr. 2005, but up $7 vs.
   vs. 4th qtr. 2005

-  Volume down 5% vs. 1st qtr. 2005, but up 8% vs. 4th
   qtr. 2005

Real Estate

New segment 1st qtr. 2006

Business includes:

High-Value Land

Lumbermen’s Investment Corporation

Ventures

Business will operate as Forestar Real Estate Group

Investor Meeting

- May 31 & June 1, 2006

- San Antonio, TX

Real Estate

                                                                        1st Qtr                           1st Qtr                          4th Qtr

                                                                            2006                                           2005            2005

                                                                             $ 26                                    $ 9                                           $ 16

Operating income

            (millions)

Real Estate - 1st Qtr. 2006 Sales

High-Value Land

$7 million in high-value land income 1st qtr. 2006

Avg. price per acre - $8,100

Acres sold - 923

Residential

Sold 1,061 lots

Average Revenue Per Lot - $48,000

Average Gross Profit Per Lot - $13,000

Commercial

Sold 43 Acres

Average Price Per Acre - $475,000

$8 million gain on sale of five acres of land for
commercial use; avg. price per acre - $2.8 million

Real Estate Pipeline
(Acres)

        * High-Value Land includes 15,913 additional acres from our forest designated high-value during 1st qtr. 2006

         - 10,807 acres from TX forest

         -   5,106 acres from GA forest

In

Developed

Entitlement

& Under

Real Estate

Undeveloped

Process

Entitled

Development

Total

High-Value Land*

  Owned

197,224

  J/V's

6,594

Residential

  Owned

19,700

4,582

361

  J/V's

4,511

3,046

Commercial

  Owned

2,250

251

125

  J/V's

764

125

Total

203,818

21,950

10,108

3,657

239,533

Estimated Residential Lots

19,868

4,738

24,606

203,818

32,197

3,515

Financial Services

                                                                       1st Qtr                         1st Qtr                          4th Qtr

                                                                            2006                                 2005            2005

                                                                             $ 49                                  $ 42              $ 51

Operating income

            (millions)

17

1st qtr. 2006 earnings up compared with 1st qtr. 2005
due to increased net interest income attributable to
growth in earning assets

Note: We have reclassified prior period segment operating income to reflect the classification of the new business segment, real estate.

Real Estate Web Site

Web Site Information

www.forestargroup.com

www.templeinland.com

    - Click on Visit Real Estate Group